UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 20, 2022

Ra Medical Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38677	38-3661826
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2070 Las Palmas Drive

Carlsbad, California 92011

(Address of principal executive offices, including zip code)

(760) 804-1648

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	RMED	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03. Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information regarding the Reverse Stock Split (as defined below) contained in Items 5.03 and 8.01 of this Current Report on Form 8-K are incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws.

As set forth in more detail below, on September 20, 2022, Ra Medical Systems, Inc. (the “Company”) held a Special Meeting of Stockholders (“Special Meeting”). As described in Item 8.01 of this Current Report on Form 8-K, on September 20, 2022, the Board of Directors of the Company (the “Board”) announced that the Reverse Stock Split would be effected at a ratio of 1-for-50, with an effective time of 4:01 p.m. Eastern time on September 30, 2022. On or about September 20, 2022, the Company filed a certificate of amendment to the Certificate of Incorporation (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware, and the Reverse Stock Split will be effective as of 4:01 p.m. Eastern time on September 30, 2022 (the “Effective Time”). The Common Stock is expected to begin trading on the NYSE American on a post-split basis on October 3, 2022.

As a result of the Reverse Stock Split, every fifty (50) shares of the Company’s Common Stock, par value $0.0001 per share (“Common Stock”), issued and outstanding prior to the Effective Time will be combined into one (1) share of Common Stock, reducing the number of issued and outstanding shares of the Common Stock from approximately 54,514,828 to approximately 1,090,296. The Company’s transfer agent, American Stock Transfer & Trust Company, LLC (“AST”), will serve as exchange agent for the Reverse Stock Split and will provide instructions to stockholders of record regarding the Reverse Stock Split.

Because the Certificate of Amendment did not reduce the number of authorized shares of the Common Stock or Preferred Stock, the effect of the Reverse Stock Split was to increase the number of shares of Common Stock and Preferred Stock available for issuance relative to the number of shares issued and outstanding. The Reverse Stock Split did not alter the par value of the Common Stock or Preferred Stock or modify any voting rights or other terms of the Common Stock or Preferred Stock.

No fractional shares will be issued in connection with the Reverse Stock Split. Stockholders who otherwise would be entitled to receive fractional shares because they held a number of pre-Reverse Stock Split shares of Common Stock not evenly divisible by fifty (50), will, in lieu of a fractional share, be entitled, upon conversion of their shares held in book-entry, to a cash payment equal to the product obtained by multiplying (i) the closing sale price of the Common Stock as reported by the NYSE American on the effective date of the Reverse Stock Split by (ii) the number of shares of Common Stock held by such stockholder before the Reverse Stock Split that would otherwise have been exchanged for such fractional share interest.

AST will be issuing all of the post-split shares in paperless, “book-entry” form, and unless otherwise requested by the stockholder, AST will hold the shares in an account set up for the stockholder. All book-entry or other electronic positions representing issued and outstanding shares of the Common Stock will be automatically adjusted. Those stockholders holding Common Stock in “street name” will receive instructions from their brokers.

In addition, pursuant to their terms, a proportionate adjustment will be made to the per share exercise price and number of shares issuable under all of the Company’s outstanding equity awards, and the number of shares authorized and reserved for issuance pursuant to the Company’s equity incentive plans will be reduced proportionately.

Furthermore, pursuant to their terms, a proportionate adjustment will be made to the per share exercise price and number of shares issuable under all of the Company’s outstanding warrants.

Following the Reverse Stock Split, the trading symbol for the Common Stock continues to be “RMED”. The new CUSIP number for the Common Stock following the Reverse Stock Split is 74933X 302.

The above description of the Certificate of Amendment and the Reverse Stock Split is a summary of the material terms thereof and is qualified in its entirety by reference to the Certificate of Amendment, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07     Submission of Matters to a Vote of Security Holders.

On September 20, 2022, the Company held the Special Meeting at which, of the 52,909,195  shares of the Company’s common stock outstanding as of July 22, 2022, the record date for the Special Meeting, 30,784,096 shares of common stock were represented, either in person or by proxy, constituting, of the shares entitled to vote, approximately 58.18% of the outstanding shares of common stock.

At the Special Meeting, the Company’s stockholders considered three proposals, which are described in more detail in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on August 29, 2022. The matters voted on at the Special Meeting and the votes cast with respect to each such matter are set forth below.

1.

Proposal No. 1: Approval of, in Accordance with NYSE American Company Guide Section 713(a), the Issuance of More than 19.99% of the Company’s Outstanding Common Stock. The approval of, in accordance with NYSE American Company Guide Section 713(a), the issuance of more than 19.99% of our outstanding common stock, par value $0.0001 per share, upon the exercise of the Company’s Series C Common Stock Purchase Warrants, with the right for such potential exercise to occur immediately following the date upon which the Company’s stockholders approve this proposal, was approved based on the following results of voting:

For	Against	Abstain	Broker Non-Votes
17,035,081	2,239,526	197,136	11,312,353
2.

Proposal No. 2: Approval of an Amendment to the Company’s Amended and Restated Certificate of Incorporation to Effect a Reverse Stock Split of the Company’s Issued and Outstanding Common Stock. The approval of the amendment to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Company’s Common Stock that is issued and outstanding or held in treasury at a stock split ratio of between 1-for-20 and 1-for-50, inclusive, which ratio will be selected at the sole discretion of the Board or a duly authorized committee thereof at any whole number in the above range, was approved based on the following results of voting:

Votes For	Votes Against	Abstentions	Broker Non-Votes
27,370,010	3,316,472	97,614	—

3.

Proposal No. 3: Approval the Adjournment of the Special Meeting. The approval of the adjournment of the Special Meeting, if necessary, to continue to solicit votes for Proposal Nos. 1 and 2 was approved based on the following results of voting, although no such adjournment was required as a result of Proposal Nos. 1 and 2 being approved:

Votes For	Votes Against	Abstentions	Broker Non-Votes
27,538,554	3,063,629	181,913	—

Item 8.01.  Other Events.

Reverse Stock Split Ratio and Press Release

On September 20, 2022, the Board approved a Reverse Stock Split ratio of 1-for-50, and the Company issued a press release announcing the same. A copy of this press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Additional Information and Where to Find It

On September 12, 2022, Ra Medical announced entering into an Agreement and Plan of Merger (the “Merger Agreement”) with privately held Catheter Precision, Inc. (“Catheter”), a medical device and technology company focused in the field of cardiac electrophysiology. Under the terms of the Merger Agreement, Catheter will become a wholly owned subsidiary of Ra Medical in a stock-for-stock reverse merger transaction (the “Merger”). If completed, the Merger will result in a combined publicly traded company that will focus on the cardiac electrophysiology market, one of the most robust and growing areas of medical devices.

The Merger is expected to close before the end of 2022, subject to satisfying certain closing conditions, including the receipt of shareholder approval by both companies. The descriptions of the Merger, the proposals to be voted on in connection with the Merger at the Ra Medical Special Meeting of Stockholders, Catheter and the other transactions and matters contemplated thereby or referenced herein do not purport to be complete and are qualified in their entirety by reference to the Company’s Current Reports on Form 8-K, including the Current Reports on Form 8-K filed on September 12, 2022 and September 2, 2022, the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2022 and any prior or subsequent reports on Form 10-K, Form 10-Q or Form 8-K filed with the Securities and Exchange Commission (the “SEC”) from time to time and available on the SEC website.  The Company also intends to file a proxy statement relating to the Merger with Catheter with the SEC.

This communication relates to the proposed Merger involving Catheter and the Company and may be deemed to be solicitation material in respect of the proposed transaction. In connection with the proposed Merger between Catheter and the Company, the Company will file a Proxy Statement with the SEC. This communication is not a substitute for the Proxy Statement or any other documents that the Company may file with the SEC or send to the Company’s stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITYHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. INVESTORS AND SECURITY HOLDERS MAY OBTAIN FREE COPIES OF THESE DOCUMENTS (WHEN THEY ARE AVAILABLE) AND OTHER RELATED DOCUMENTS FILED WITH THE SEC AT THE SEC’S WEBSITE AT WWW.SEC.GOV, ON RA MEDICAL’S INVESTOR RELATIONS WEB PAGE AT HTTPS://IR.RAMED.COM/.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Participants in the Solicitation

Catheter, the Company, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed transaction. Information about the Company’s directors and executive officers is set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 which was filed with the SEC on March 24, 2022, the Company’s definitive proxy statement for its annual meeting of stockholders filed on April 21, 2022, and in subsequent filings made by the Company with the SEC. OTHER INFORMATION REGARDING THE INTERESTS OF SUCH INDIVIDUALS, AS WELL AS INFORMATION REGARDING CATHETER’S DIRECTORS AND EXECUTIVE OFFICERS AND OTHER PERSONS WHO MAY BE DEEMED PARTICIPANTS IN THE PROPOSED TRANSACTION, WILL BE SET FORTH IN THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS TO BE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE. YOU MAY OBTAIN FREE COPIES OF THESE DOCUMENTS AS DESCRIBED IN THE PRECEDING PARAGRAPH.

Cautionary Note Regarding Forward-Looking Statements

This communication contains forward-looking statements which include, but are not limited to, statements regarding expected timing, completion and effects of the proposed Merger, future access to capital markets, and the plans and expectations of the combined company regarding Catheter’s products, including its plans, strategies, projected timelines and estimated markets, for and/or related to VIVO and the Amigo and vessel closure devices described above. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. The Company’s expectations and beliefs regarding these matters may not materialize. Actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of uncertainties, risks and changes in circumstances, including but not limited to risks and uncertainties related to: the ability of the parties to consummate the proposed Merger, satisfaction of closing conditions precedent to the consummation of the proposed Merger, potential delays in consummating the Merger and the ability of the Company to timely and successfully achieve the anticipated benefits of the Merger, including the ability of the combined company to access the capital markets at such times and in such amounts, and on such terms, as needed to meet the Net Cash requirements of the Merger Agreement, execute its future business strategies and maintain its listing on the NYSE American or other national stock exchange, potential application of SEC and/or exchange “shell company” rules, and the ability of the combined company to successfully pursue its product lines in the manner and in the timeframe described here. The Merger Agreement contains certain closing conditions, including a minimum prevailing stock price for Ra Medical and Net Cash amount at closing, which do not constitute representations or covenants of either party, and are subject to waiver by the parties.  If Ra Medical’s stock price drops below certain levels, the amount of merger consideration, if any, received by Catheter stockholders will be adversely impacted. The parties have reserved the right to waive conditions to the closing of the Merger, including the stock price condition, and revise the Merger Agreement. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the caption “Risk Factors” and elsewhere in the Company’s most recent filings with the SEC, including the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2022, Exhibits 99.7 and 99.8 attached the Company’s Current Report on Form 8-K filed on September 12, 2022, and any prior or subsequent reports on Form 10-K, Form 10-Q or Form 8-K filed with the SEC from time to time and available at www.sec.gov.  Important business and financial information about Catheter’s business and the related discussion and analysis of financial condition and results of operations of Catheter are described in “Catheter Precision Summary Business Description,” included as Exhibit 99.2 to the Company’s Current Report on Form 8-K filed on September 12, 2022, and “Catheter Precision Management’s Discussion and Analysis,” included as Exhibit 99.3 to the Company’s Current Report on Form 8-K filed on September 12, 2022.  This information should be read in conjunction with certain audited financial statements of Catheter for the two-year period ended December 31, 2021 (the “Catheter Precision Audited Financial Statements”), the unaudited financial statements of Catheter for the periods ended June 30, 2022 and June 30, 2021 (the “Catheter Precision Unaudited Financial Statements and together with the Catheter Precision Audited Financial Statements, the “Catheter Precision Financial Statements”), and the unaudited pro forma combined financial information of the combined company as of June 30, 2022 and for the year ended December 31, 2021 and the six months ended June 30, 2022 (the “Pro Forma Financial Information,” and collectively with the Catheter Financial Statements, the “Financial Information”), which were filed as Exhibit 99.4, Exhibit 99.5, and Exhibit 99.6 to the Company’s Current Report on Form 8-K filed on September 12, 2022, respectively. Risks and uncertainties related to the Merger, Catheter, and the projections and estimates described above that may cause actual results to differ materially from those expressed or implied in any forward-looking statement are described in “Risk Factors -- Risks Related to the Merger with Catheter Precision and – Risks Related to Our Evaluation of Strategic Alternatives for our Legacy Assets,” and “Risk Factors – Risks Related to the Business of Catheter Precision,” which were filed as Exhibit 99.7 and Exhibit 99.8 to the Company’s Current Report on Form 8-K filed on September 12, 2022, respectively. These documents can be accessed on the Company’s Investor Relations page at https://ir.ramed.com/ by clicking on the link titled “SEC Filings.” The risks and uncertainties may be amplified by the COVID-19 pandemic, which has caused significant economic uncertainty, and ongoing volatility in the stock markets and the U.S. economy in general. The extent to which the COVID-19 pandemic impacts the Company’s and Catheter’s businesses, operations, and financial results, including the duration and magnitude of such effects, will depend on numerous factors, which are unpredictable, including, but not limited to, the duration and spread of the outbreak, its severity, the actions to contain the virus or treat its impact, and how quickly and to what extent normal economic and operating conditions can resume.

The forward-looking statements included in this communication are made only as of the date hereof. The Company and Catheter assume no obligation and do not intend to update these forward-looking statements, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Ra Medical Systems, Inc., dated as of September 20, 2022.
99.1	Press Release of Ra Medical Systems, Inc. on September 20, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RA MEDICAL SYSTEMS, INC.

Date: September 20, 2022	By:	/s/ Jonathan Will McGuire
Jonathan Will McGuire Chief Executive Officer (Principal Executive Officer)